Subsequent events	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Subsequent events

51 Subsequent events

On 29 January 2018 ING announced it had reached agreement to acquire a 75% stake in Payvision. Payvision is a Netherlands based payments service provider with a total estimated value of EUR 360 million. The transaction is not expected to have material impact on ING’s CET1 ratio.